                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                           ------------------------


                                   FORM 8-K



                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)   February 6, 1998
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                           Metro-Goldwyn-Mayer Inc.
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              (Exact name of registrant as specified in charter)

          Delaware                            1-13481                            95-4605850
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     (State or other jurisdiction of   (Commission file number)      (IRS employer identification no.)
            incorporation)


2500 Broadway Street, Santa Monica, California                       90404
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 (Address of principal executive offices)                        (Zip code)


Registrant's telephone number, including area code    (310) 449-3000
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         (Former name or former address, if changed since last report)
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Item 5.   Other Events.

          United International Pictures ("UIP") is a partnership that is owned equally by Metro-Goldwyn-Mayer Inc. (the "Company"), Paramount Pictures Corporation and Universal Studios, and was created in 1981 for the purpose of achieving cost savings in the distribution of motion pictures to theaters internationally, including Europe.

          In 1989, the European Commission granted UIP an exemption from the application of Article 85(1) of the Treaty of Rome with respect to UIP's theatrical distribution activities within the European Union. Article 85(1) of the Treaty of Rome prohibits certain agreements and concerted practices which prevent, restrict or distort trade within the European Union. In 1993, prior to the stated expiration of the 1989 exemption, UIP filed an application to extend this exemption.

          On January 16, 1997, in response to UIP's application, the Competition Directorate of the Commission of the European Communities issued a Statement of Objections. The Statement of Objections indicates that, although a final decision has not been taken, the Commission is of the opinion that the exemption granted to UIP in 1989 should not be extended.

          As reported in the press release issued by UIP this week, UIP and the partners thereof sharply dispute the preliminary views of the Commission expressed in the Statement of Objections. As the UIP press release also states, UIP will, over the coming months, provide evidence to the European Commission, in order to persuade the Commission that UIP provides significant advantages to its customers and filmgoers alike, and that the exemption should be extended. The Company strongly supports the efforts of the management of UIP in this regard.

          Of course, no assurance can be given that the exemption will be extended at all, or on terms acceptable to UIP. If the exemption is not extended, the Company believes that it would be able to find or develop satisfactory alternative methods for European theatrical distribution, although such alternative methods may result in decreased revenues or profitability from such distribution.

          This report contains forward-looking statements, which are subject to risks and uncertainties, including those described in the Company's other filings with the Securities and Exchange Commission.


                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       METRO-GOLDWYN-MAYER INC.



Date:  February 6, 1998                By:  /s/ David G. Johnson
                                            ------------------------------------
                                            David G. Johnson
                                            Senior Executive Vice President
                                            and General Counsel